Exhibit 10.2

                            EMPLOYEE STOCK OPTION OF
                     MILLENNIUM BANKSHARES CORPORATION (MBC)
                                  COMMON STOCK

         In consideration of past and anticipated future performance to MILLENNIUM BANKSHARES CORPORATION (MBC), a Corporation registered in Virginia, hereafter referred to as the Corporation, ________________________________ as Optionee, is hereby granted by the Corporation, the right and option, hereafter called the Option, to purchase all or any part of an aggregate of
_____________________ shares of Common Stock of the Corporation, hereafter referred to as Stock, on the terms and conditions hereinafter set forth:

                                   SECTION ONE
                                 Purchase Price

         The purchase price of each share of the capital Stock of the Corporation to be sold under this Option shall be $_______________, which is the fair market price per share determined by the Corporation's Board of Directors as of ____________________.

                                   SECTION TWO
                                    Duration

         Subject to SECTION SIX, this Option shall continue until _______________________, unless sooner terminated under the provisions of SECTION THREE hereof. Should the Optionee fail, neglect, or refuse to purchase Stock, as provided in SECTION SIX hereof, or fail to make any payments for the purchase of Stock, such failure, neglect or refusal shall be deemed as a forfeiture of this Option to purchase, and the same shall be null and void as to all amounts of Stock mentioned herein unpurchased at the time of such forfeiture.

                                  SECTION THREE
                                   Termination

         In the event that the employment of Optionee should be terminated for any cause, except retirement, [retirement defined as any employee who has reached the age of sixty five (65), and retires thereunder], whether by reason of resignation, discharge or death, the Option shall terminate on the date on which such employment shall have terminated.

                                  SECTION FOUR
                                    Transfer

         The Option may not be transferred and may be exercised only by Optionee during his lifetime. More particularly, but without limiting the generality of the foregoing, the Option may not be assigned, transferred, pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the


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provisions  hereof,  and the levy of any  attachment  or similar  process on the
Option, shall be null and void and without effect, and shall terminate this Option.

                                  SECTION FIVE
                                When Exercisable

         The Option may be exercised as of _________________ through __________________, subject to terms of SECTION SIX hereof, so long as Optionee shall have remained in the continuous employ of the Corporation as defined in SECTION THREE hereof. For the purpose of this SECTION FIVE, this Option includes any option to purchase stock of the Corporation, or of any other corporation which, at the time such option is granted, is a parent or subsidiary of the Corporation, or a predecessor of any such corporations.

                                   SECTION SIX
                       Performance Conditions and Exercise

         Subject to continued employment, attainment of personal goals and satisfactory personal performance as determined by management, 1/5 of the option or __________________________ shares may first be exercised in part on or about ________________________. The next 1/5 of the options or _________________
shares   may   then   be   exercised   in  part  or  in   whole   on  or   about
________________________, and so on. Vested and eligible shares must be exercised no later than ________________________. The performance conditions for each calendar year shall be set by company management and the optionee.


NOTE: The individual option periods are consecutive and you must exercise each option in a consecutive manner before the next option is exercised. Furthermore, if the performance conditions are not met in any year as determined by the Board of the Corporation, then the options for that year expire and are thereafter void.

                                  SECTION SEVEN
                  Notice of Exercise; Issuance of Certificates

         Subject to the terms and conditions of this agreement, including the condition of execution of a Stock Transfer Agreement, the Option may be exercised by written notice to the Corporation, at its principal office at 1601 Washington Plaza, Reston, Virginia 20190, attention of the Secretary. Such notice shall state the election to exercise the Option, the number of shares for which it is being exercised, and the Optionee's willingness to sign a Stock Transfer Agreement. Upon receipt of such notice, the Corporation shall offer and provide to Optionee a copy of the Corporation's Stock Transfer Agreement for evaluation, acceptance, and execution. Upon execution of the Corporation's Stock Transfer Agreement, the Optionee, by written notice to the Secretary of the Corporation, may purchase such shares for the price agreed herein under SECTION ONE. Such purchase notice shall contain a representation and agreement by the person or persons so exercising the Option that such shares are being purchased for investment and not with a view to the distribution or resale thereof, and shall be signed by the person or



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

persons so exercising the Option. Such notice shall be accompanied by a certified or bank cashier's check payable to the order of the Corporation for the full purchase price of the shares which the employee is purchasing according to SECTION SIX hereof. Provided that the total option amount is at least $10,000, the Corporation may (at its option) permit the Optionee to sign a Promissory Note for up to ninety percent (90%) of the purchase price, with the Corporation being the Holder of the Note, said shares being pledged as security for the Note, and the execution of a Pledge Agreement by Optionee. The certificate or certificates representing the shares shall be issued subject to the Stock Transfer Agreement and delivered by the Corporation as soon as practicable after receipt of the notice and payment of all monies owed under either this Option or a Promissory Note. Such certificate or certificates shall be registered in the name of the person or persons so exercising the Option, and shall be delivered on the written order of the person or persons exercising the Option.

                                  SECTION EIGHT
                          Purchase for Investment Only

         Optionee shall represent and agree that any and all shares of common stock purchased by him pursuant to the Option will be purchased for investment and not with a view to the distribution or resale thereof.

                                  SECTION NINE
                         Adjustment on Recapitalization

         In the event of a merger, consolidation, reorganization, recapitalization (except in connection with a public offering of Company stock), reclassification of stock, stock dividend, split-up or other change in the corporate structure or capitalization of the Corporation affecting the Corporation's common Stock as presently constituted, appropriate adjustments shall be made by the Board of Directors in the aggregate number and kind of shares subject to the Option, the maximum number and kind of shares for which Options may be granted in any calendar year, the maximum number and kind of shares for which Options may be granted to any one employee, and the number and kind of shares and the price per share subject to outstanding Options. Except in connection with a public offering of Company stock, in the event that there is a change in control of the Company of at least fifty-one percent (51%) of the ownership of all common stock then issued and outstanding, any options that have been granted but not otherwise vested for purposes of exercising shall immediately vest and be exercisable thereafter.

                                   SECTION TEN
                             Registration of Shares

         If, at any time, the Corporation shall determine in its discretion that the registration or qualification of the shares covered by the Option under any state or federal law is necessary or desirable as a condition of or in connection with the delivery of such shares on the exercise of the Option, the delivery of such shares shall be deferred until such registration or qualification shall have been effected. In the event the Corporation determines that the registration or qualification of shares covered by an Option is necessary or desirable, the Corporation shall, at its expense, take such action as may be required to effect such registration or qualification. If the common



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stock  applicable to the options or the options  themselves are registered under the United States Securities Exchange Commission rules and regulations, then all vested options of employees that are officers of the Company shall be restricted from exercise for two years from the effective date of said registration and all vested options of all other employees of the Company shall be restricted from
exercise  for  six  months  from  the  effective  date  of  said   registration.
Notwithstanding   the   restrictions   as  stated  in  this  Section  Ten,  said
restrictions shall lapse on the day before the exercise term or duration date of the option as provided for in Section Six herein.

                                               MILLENNIUM BANKSHARES CORPORATION



                                               ---------------------------------
                                               Chairman and CEO

Date:    September 2, 1999
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